UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
March 15, 2023
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 15, 2023, the Board of Directors of Northrop Grumman Corporation (the "Company") elected Kimberly A. Ross and Mary A. Winston to the Board of Directors effective March 15, 2023.

Ms. Ross served as Chief Financial Officer of WeWork from March through November 2020. She served as Senior Vice President and Chief Financial Officer of Baker Hughes Company from September 2014 to July 2017. Ms. Ross was Executive Vice President and Chief Financial Officer of Avon Products, Inc. from November 2011 to November 2014. Prior to that, she served as the Executive Vice President and Chief Financial Officer of Royal Ahold N.V. from 2007 to 2011 and previously held a variety of senior management positions at Royal Ahold. The Board of Directors appointed Ms. Ross to the Audit and Risk Committee and the Policy Committee and determined that Ms. Ross satisfies the SEC's definition of "audit committee financial expert."

Ms. Winston is the President and Founder of WinsCo Enterprises, a consulting firm providing financial and board governance advisory services since 2016. She served as interim Chief Executive Officer of Bed Bath & Beyond from May 2019 to November 2019, and as Executive Vice President and Chief Financial Officer of Family Dollar Stores from 2012 to 2015. Prior to that, Ms. Winston served as Senior Vice President and Chief Financial Officer of Giant Eagle, Inc. from 2008 to 2012, and as Executive Vice President and Chief Financial Officer of Scholastic Corporation from 2004 to 2007. The Board of Directors appointed Ms. Winston to the Compensation Committee and the Policy Committee.

Ms. Ross and Ms. Winston each are entitled to receive an annual cash retainer of $140,000 per year. In addition, they both will receive an annual equity grant of $175,000 in deferred stock units to be paid at the conclusion of their respective board service, or earlier, as specified by them. Their retainer fees and equity grants will be prorated for 2023.

On March 15, 2023, the Board of Directors also approved an increase in the size of the Board from fourteen members to fifteen members.

A copy of the press release announcing the election of Ms. Ross and Ms. Winston is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release ("Kimberley Ross and Mary Winston Join Northrop Grumman Board of Directors") dated March 15, 2023
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: March 15, 2023

Exhibit Index

Exhibit No.	Description
99.1	Press Release ("Kimberly Ross and Mary Winston Join Northrop Grumman Board of Directors") dated March 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)